Exhibit 99.1

Tidewater Reports Second Quarter Results For Fiscal 2014

NEW ORLEANS, LA. November 4, 2013 — Tidewater Inc. (NYSE:TDW) announced today second quarter net earnings for the period ended September 30, 2013, of $54.2 million, or $1.09 per common share, on revenues of $367.9 million. For the same quarter last year, net earnings were $41.4 million, or $0.83 per common share, on revenues of $311.9 million. The immediately preceding quarter ended June 30, 2013, had net earnings of $30.1 million, or $0.61 per common share, on revenues of $334.1 million.

Net earnings for the September 30, 2013 quarter reflect a $4.1 million ($3.0 million after tax, or $0.06 per common share) loss on early extinguishment of debt associated with bonds issued in April 2013 by Troms Offshore Supply AS, a wholly-owned subsidiary of the Company acquired in June 2013.

As previously announced, Tidewater will hold a conference call to discuss September quarterly earnings on Tuesday, November 5, 2013, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on November 5, 2013, and will continue until 11:59 p.m. Central time on November 7, 2013. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 35911627.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until December 5, 2013.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of larger Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Quarter Ended September 30,		Six Months Ended September 30,
	2013	2012	2013	2012
Revenues:
Vessel revenues	$363,668	309,822	695,298	599,916
Other operating revenues	4,269	2,096	6,724	6,450
	367,937	311,918	702,022	606,366
Costs and expenses:
Vessel operating costs	195,316	172,652	391,477	333,988
Costs of other operating revenues	4,040	1,585	6,060	5,108
General and administrative	46,038	41,867	96,518	82,531
Vessel operating leases	3,971	4,403	8,002	8,895
Depreciation and amortization	42,056	36,047	82,164	71,831
Gain on asset dispositions, net	(49)	(1,833)	(2,189)	(2,671)
	291,372	254,721	582,032	499,682
Operating income	76,565	57,197	119,990	106,684
Other income (expenses):
Foreign exchange gain (loss)	3,017	529	2,928	(1,222)
Equity in net earnings of unconsolidated companies	3,781	3,357	8,201	5,720
Interest income and other, net	538	1,128	1,278	1,847
Loss on early extinguishment of debt	(4,144)	—	(4,144)	—
Interest and other debt costs	(9,918)	(7,148)	(18,831)	(14,735)
	(6,726)	(2,134)	(10,568)	(8,390)
Earnings before income taxes	69,839	55,063	109,422	98,294
Income tax expense	15,667	13,707	25,167	24,082
Net earnings	$54,172	41,356	84,255	74,212

Basic earnings per common share	$1.10	0.84	1.71	1.49

Diluted earnings per common share	$1.09	0.83	1.70	1.48

Weighted average common shares outstanding	49,274,816	49,392,973	49,253,409	49,792,212
Dilutive effect of stock options and restricted stock	448,303	232,097	395,983	214,291
Adjusted weighted average common shares	49,723,119	49,625,070	49,649,392	50,006,503

Cash dividends declared per common share	$0.25	0.25	0.50	0.50

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

ASSETS	September 30, 2013	March 31, 2013
Current assets:
Cash and cash equivalents	$45,534	40,569
Trade and other receivables, net	558,824	393,438
Marine operating supplies	53,744	62,348
Other current assets	23,653	11,735
Total current assets	681,755	508,090
Investments in, at equity, and advances to unconsolidated companies	52,254	46,047
Properties and equipment:
Vessels and related equipment	4,533,231	4,250,169
Other properties and equipment	65,791	83,779
	4,599,022	4,333,948
Less accumulated depreciation and amortization	1,067,673	1,144,129
Net properties and equipment	3,531,349	3,189,819
Goodwill	339,982	297,822
Other assets	149,239	126,277
Total assets	$4,754,579	4,168,055

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$89,689	63,602
Accrued expenses	168,185	159,086
Accrued property and liability losses	4,099	4,133
Other current liabilities	39,334	39,808
Total current liabilities	301,307	266,629
Long-term debt	1,445,628	1,000,000
Deferred income taxes	188,771	189,763
Accrued property and liability losses	9,936	10,833
Other liabilities and deferred credits	174,370	139,074

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,577,276 shares at September 30, 2013 and 49,485,832 shares at March 31, 2013	4,958	4,949
Additional paid-in capital	133,386	119,975
Retained earnings	2,513,193	2,453,973
Accumulated other comprehensive loss	(16,970)	(17,141)
Total stockholders’ equity	2,634,567	2,561,756
Total liabilities and stockholders’ equity	$4,754,579	4,168,055

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

	Quarter Ended September 30,		Six Months Ended September 30,
	2013	2012	2013	2012
Net earnings	$54,172	41,356	84,255	74,212
Other comprehensive income/(loss):
Unrealized gains/(losses) on available-for-sale securities net of tax of $(93), $225, $(33) and $(110)	(173)	419	(62)	(205)
Amortization of loss on derivative contract net of tax of $62, $63, $125 and $125	116	117	233	233
Total comprehensive income	$54,115	41,892	84,426	74,240

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Six Months Ended September 30,
	2013	2012
Operating activities:
Net earnings	$84,255	74,212
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	82,164	71,831
Benefit for deferred income taxes	(10,215)	(4,372)
Gain on asset dispositions, net	(2,189)	(2,671)
Equity in earnings of unconsolidated companies, less dividends	(6,167)	(4,031)
Compensation expense - stock-based	10,999	10,320
Excess tax benefit on stock options exercised	(341)	(95)
Changes in assets and liabilities, net:
Trade and other receivables	(165,573)	(20,707)
Marine operating supplies	9,363	(2,281)
Other current assets	(10,666)	(5,565)
Accounts payable	11,461	16,195
Accrued expenses	8,631	6,176
Accrued property and liability losses	39	(241)
Other current liabilities	276	1,134
Other liabilities and deferred credits	(531)	3,508
Other, net	(1,678)	2,846
Net cash provided by operating activities	9,828	146,259
Cash flows from investing activities:
Proceeds from sales of assets	7,646	9,977
Proceeds from sale/leaseback of assets	65,550	—
Additions to properties and equipment	(220,309)	(189,826)
Payments for acquisition, net of cash acquired	(127,737)	—
Other	(687)	(1,338)
Net cash used in investing activities	(275,537)	(181,187)
Cash flows from financing activities:
Debt issuance costs	(3,845)	—
Principal payment on long-term debt	(691,615)	(60,000)
Debt borrowings	986,262	—
Proceeds from exercise of stock options	4,421	938
Cash dividends	(24,890)	(25,058)
Excess tax benefit on stock options exercised	341	95
Stock repurchases	—	(65,028)
Net cash provided by (used in) financing activities	270,674	(149,053)
Net change in cash and cash equivalents	4,965	(183,981)
Cash and cash equivalents at beginning of period	40,569	320,710
Cash and cash equivalents at end of period	$45,534	136,729

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$23,338	19,259
Income taxes	$32,144	27,075
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$4,157	6,724
Increase in receivables due to sale of shipyard	$6,500	—

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Total
Balance at March 31, 2013	$4,949	119,975	2,453,973	(17,141)	2,561,756
Total comprehensive income	—	—	84,255	171	84,426
Stock option activity	12	4,763	—	—	4,775
Cash dividends declared	—	—	(25,035)	—	(25,035)
Amortization/cancellation of restricted stock units	—	6,220	—	—	6,220
Amortization/cancellation of restricted stock	(3)	2,428	—	—	2,425
Balance at September 30, 2013	$4,958	133,386	2,513,193	(16,970)	2,634,567

Balance at March 31, 2012	$5,125	102,726	2,437,836	(19,330)	2,526,357
Total comprehensive income	—	—	74,212	28	74,240
Stock option activity	3	2,148	—	—	2,151
Cash dividends declared	—	—	(25,169)	—	(25,169)
Retirement of common stock	(140)	—	(64,888)	—	(65,028)
Amortization/cancellation of restricted stock units	—	3,867	—	—	3,867
Amortization/cancellation of restricted stock	(6)	3,865	—	—	3,859
Balance at September 30, 2012	$4,982	112,606	2,421,991	(19,302)	2,520,277

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the six-month periods ended September 30, 2013 and 2012 and for the quarter ended June 30, 2013, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2013	%	2012	%	2013	%	2012	%	2013	%
Vessel revenues:
Americas	$101,929	28%	82,316	27%	192,173	28%	159,966	27%	90,244	27%
Asia/Pacific	37,430	10%	45,738	15%	80,386	12%	97,480	16%	42,956	13%
Middle East/N. Africa	45,370	13%	32,051	10%	86,583	12%	64,501	11%	41,213	13%
Sub-Saharan Africa/Europe	178,939	49%	149,717	48%	336,156	48%	277,969	46%	157,217	47%
	$363,668	100%	309,822	100%	695,298	100%	599,916	100%	331,630	100%

Vessel operating costs:
Crew costs	$100,767	28%	90,811	29%	193,999	28%	178,115	30%	93,232	28%
Repair and maintenance	38,996	11%	32,754	11%	87,089	13%	59,978	10%	48,093	14%
Insurance and loss reserves	3,926	1%	3,810	1%	9,946	1%	9,161	2%	6,020	2%
Fuel, lube and supplies	19,354	5%	19,269	6%	38,159	5%	37,012	6%	18,805	6%
Other	32,273	9%	26,008	9%	62,284	9%	49,722	8%	30,011	9%
Total vessel operating costs	195,316	54%	172,652	56%	391,477	56%	333,988	56%	196,161	59%
Vessel operating margin (A)	$168,352	46%	137,170	44%	303,821	44%	265,928	44%	135,469	41%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the six-month periods ended September 30, 2013 and 2012 and for the quarter ended June 30, 2013:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
(In thousands)	2013	2012	2013	2012	2013
Vessel operating margin	$168,352	137,170	303,821	265,928	135,469
Other marine revenues	4,269	2,096	6,724	6,450	2,455
Costs of other marine revenues	(4,040)	(1,585)	(6,060)	(5,108)	(2,020)
General and administrative	(46,038)	(41,867)	(96,518)	(82,531)	(50,480)
Vessel operating leases	(3,971)	(4,403)	(8,002)	(8,895)	(4,031)
Depreciation and amortization	(42,056)	(36,047)	(82,164)	(71,831)	(40,108)
Gain on asset dispositions, net	49	1,833	2,189	2,671	2,140
Operating income	$76,565	57,197	119,990	106,684	43,425

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters and six-month periods ended September 30, 2013 and 2012 and for the quarter ended June 30, 2013, were as follows:

	Quarter Ended September 30,				Six Months Ended September 30,				Quarter Ended June 30,
(In thousands)	2013	%	2012	%	2013	%	2012	%	2013	%
Vessel operating profit:
Americas	$23,675	6%	9,506	3%	43,976	6%	19,698	3%	20,301	6%
Asia/Pacific	4,807	1%	7,826	3%	15,096	2%	22,734	4%	10,289	3%
Middle East/N. Africa	13,446	4%	6,280	2%	23,569	4%	12,562	2%	10,123	3%
Sub-Saharan Africa/Europe	47,261	13%	44,330	14%	64,780	9%	71,426	12%	17,519	5%
	89,189	24%	67,942	22%	147,421	21%	126,420	21%	58,232	17%
Corporate expenses	(12,891)	(4%)	(12,484)	(4%)	(29,446)	(4%)	(22,951)	(4%)	(16,555)	(5%)
Gain on asset dispositions, net	49	<1%	1,833	1%	2,189	<1%	2,671	<1%	2,140	1%
Other operating expenses	218	<1%	(94)	(<1%)	(174)	(<1%)	544	<1%	(392)	(<1%)
Operating income	76,565	21%	57,197	18%	119,990	17%	106,684	17%	43,425	13%
Foreign exchange gain (loss)	3,017	1%	529	<1%	2,928	<1%	(1,222)	(<1%)	(89)	(<1%)
Equity in net earnings of unconsolidated companies	3,781	1%	3,357	1%	8,201	1%	5,720	1%	4,420	1%
Interest income and other, net	538	<1%	1,128	<1%	1,278	<1%	1,847	<1%	740	<1%
Loss on early extinguishment of debt	(4,144)	(1%)	—	—	(4,144)	(<1%)	—	—	—	—
Interest and other debt costs	(9,918)	(3%)	(7,148)	(2%)	(18,831)	(3%)	(14,735)	(2%)	(8,913)	(3%)
Earnings before income taxes	$69,839	19%	55,063	18%	109,422	16%	98,294	16%	39,583	12%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the six-month periods ended September 30, 2013 and 2012 and the quarter ended June 30, 2013, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2013	2012	2013	2012	2013
REVENUES BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$61,811	44,747	116,843	81,027	55,032
Towing-supply/supply	30,861	31,109	58,531	65,461	27,670
Other	9,257	6,460	16,799	13,478	7,542
Total	$101,929	82,316	192,173	159,966	90,244
Asia/Pacific fleet:
Deepwater vessels	$19,923	24,592	44,215	49,929	24,292
Towing-supply/supply	16,559	20,229	34,281	45,729	17,722
Other	948	917	1,890	1,822	942
Total	$37,430	45,738	80,386	97,480	42,956
Middle East/N. Africa fleet:
Deepwater vessels	$15,732	12,275	31,584	23,559	15,852
Towing-supply/supply	28,763	18,859	53,260	38,859	24,497
Other	875	917	1,739	2,083	864
Total	$45,370	32,051	86,583	64,501	41,213
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$106,541	67,696	193,792	130,311	87,251
Towing-supply/supply	56,772	63,548	111,632	112,560	54,860
Other	15,626	18,473	30,732	35,098	15,106
Total	$178,939	149,717	336,156	277,969	157,217
Worldwide fleet:
Deepwater vessels	$204,007	149,310	386,434	284,826	182,427
Towing-supply/supply	132,955	133,745	257,704	262,609	124,749
Other	26,706	26,767	51,160	52,481	24,454
Total	$363,668	309,822	695,298	599,916	331,630

UTILIZATION:
Americas fleet:
Deepwater vessels	72.3%	70.7	74.9	72.1	77.8
Towing-supply/supply	49.5	48.2	46.3	50.8	43.3
Other	91.6	72.5	86.8	76.5	82.2
Total	63.9%	58.6	62.0	60.9	60.1
Asia/Pacific fleet:
Deepwater vessels	80.1%	81.2	86.4	87.4	92.7
Towing-supply/supply	73.0	52.2	68.5	53.6	64.5
Other	100.0	100.0	100.0	74.1	100.0
Total	75.8%	58.7	73.9	60.7	72.2
Middle East/N. Africa fleet:
Deepwater vessels	81.2%	91.8	86.1	92.7	91.3
Towing-supply/supply	86.1	71.2	79.1	74.2	72.1
Other	81.8	34.5	57.9	38.4	44.7
Total	84.7%	69.9	78.9	72.4	73.3
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	88.8%	83.0	84.0	83.6	79.3
Towing-supply/supply	66.8	67.8	67.2	64.1	67.6
Other	72.5	79.9	71.4	78.2	70.2
Total	75.0%	75.4	73.4	73.3	71.8
Worldwide fleet:
Deepwater vessels	81.9%	79.8	81.6	81.4	81.2
Towing-supply/supply	66.3	59.9	63.5	60.0	60.8
Other	77.3	74.7	74.4	74.4	71.5
Total	73.2%	67.8	71.0	68.1	68.8

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2013	2012	2013	2012	2013
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$31,953	28,450	30,894	27,213	29,786
Towing-supply/supply	15,520	14,103	15,348	14,120	15,161
Other	7,843	6,094	7,423	6,038	6,965
Total	$19,974	17,012	19,493	16,247	18,977
Asia/Pacific fleet:
Deepwater vessels	$37,812	42,037	38,610	36,411	39,291
Towing-supply/supply	12,430	12,663	12,729	13,491	13,022
Other	10,300	9,972	10,326	9,959	10,353
Total	$19,184	20,109	19,990	19,717	20,749
Middle East/N. Africa fleet:
Deepwater vessels	$22,195	18,359	21,685	18,624	21,202
Towing-supply/supply	12,440	9,857	12,498	9,834	12,567
Other	4,750	4,812	4,750	4,946	4,750
Total	$14,156	11,561	14,231	11,441	14,316
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$30,244	25,235	28,950	23,919	27,514
Towing-supply/supply	15,737	15,721	15,563	14,707	15,386
Other	4,779	5,236	4,830	5,063	4,883
Total	$17,206	14,602	16,617	13,875	15,993
Worldwide fleet:
Deepwater vessels	$30,481	27,102	29,549	25,749	28,572
Towing-supply/supply	14,389	13,705	14,364	13,377	14,338
Other	5,651	5,496	5,576	5,373	5,496
Total	$17,603	15,384	17,299	14,827	16,976

The utilization, average day rates and the number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) for the quarters and six-month periods ended September 30, 2013 and 2012 and the quarter ended June 30, 2013, were as follows:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2013	2012	2013	2012	2013
UTILIZATION:
Deepwater vessels
Platform supply vessels	84.6%	84.6	84.3	85.3	84.0
Anchor handling towing supply	87.9	79.3	91.9	86.5	95.9
Towing-supply/supply	85.7	87.6	83.7	88.4	81.7
Other	73.2	80.3	73.3	79.5	73.3
Total	82.7%	84.7	82.0	85.5	81.2

AVERAGE VESSEL DAY RATES:
Deepwater vessels
Platform supply vessels	$31,053	27,224	29,911	25,662	28,689
Anchor handling towing supply	28,885	30,226	29,236	29,516	29,561
Towing-supply/supply	14,484	14,456	14,538	14,059	14,595
Other	5,635	5,868	5,739	5,764	5,843
Total	$18,637	16,660	18,303	16,064	17,955

AVERAGE VESSEL COUNT:
Deepwater vessels
Platform supply vessels	73	57	71	56	69
Anchor handling towing supply	11	11	11	11	11
Towing-supply/supply	103	101	103	101	103
Other	52	49	52	49	53
Total	239	218	237	217	236

The company’s average number of vessels by class and geographic distribution for the quarters and the six-month periods ended September 30, 2013 and 2012 and for the quarter ended June 30, 2013:

	Quarter Ended September 30,		Six Months Ended September 30,		Quarter Ended June 30,
	2013	2012	2013	2012	2013
Americas fleet:
Deepwater vessels	30	24	28	23	27
Towing-supply/supply	44	50	45	50	46
Other	14	16	14	16	14
Total	88	90	87	89	87
Less stacked vessels	24	25	24	24	25
Active vessels	64	65	63	65	62
Asia/Pacific fleet:
Deepwater vessels	7	8	7	9	7
Towing-supply/supply	20	33	21	34	24
Other	1	1	1	1	1
Total	28	42	29	44	32
Less stacked vessels	4	13	4	14	6
Active vessels	24	29	25	30	26
Middle East/N. Africa fleet:
Deepwater vessels	9	8	9	8	9
Towing-supply/supply	29	29	30	29	30
Other	2	6	3	6	4
Total	40	43	42	43	43
Less stacked vessels	0	7	2	7	3
Active vessels	40	36	40	36	40
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	43	35	44	35	44
Towing-supply/supply	59	65	58	66	58
Other	49	48	49	48	48
Total	151	148	151	149	150
Less stacked vessel	11	20	11	20	10
Active vessels	140	128	140	129	140
Active owned or chartered vessels	268	258	268	260	268
Stacked vessels	39	65	41	65	44
Total owned or chartered vessels	307	323	309	325	312
Vessels withdrawn from service	1	2	1	2	1
Joint-venture and other	10	10	10	10	10
Total	318	335	320	337	323

Note (B): Included in total owned or chartered vessels at September 30, 2013 and 2012 and at June 30, 2013, were 37, 61, and 41 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The company’s various commitments to acquire and construct new vessels, by vessel type, and remotely operated vehicles (ROVs) as of September 30, 2013, were as follows:

	Non-U.S. Built				U.S. Built
Vessel class and type	Number of Vessels/ROVs	Total Cost	Invested Through 09/30/13	Remaining Balance 09/30/13	Number of Vessels/ROVs	Total Cost	Invested Through 09/30/13	Remaining Balance 09/30/13
In thousands, except number of vessels:
Deepwater platform supply vessels	18	$519,009	95,368	423,641	5	267,630	138,068	129,562
Towing-supply/supply vessels	6	113,395	46,506	66,889	—	—	—	—
Other	2	33,917	28,455	5,462	—	—	—	—
Total vessel commitments	26	$666,321	170,329	495,992	5	267,630	138,068	129,562
Total ROV commitments	—	$—	—	—	5	26,167	7,850	18,317
Total commitments	26	$666,321	170,329	495,992	10	293,797	145,918	147,879

The table below summarizes by vessel class and vessel type the number of vessels and ROVs expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various commitments as discussed above:

	Quarter Period Ended

Vessel class and type	12/13	03/14	06/14	09/14	12/14	Thereafter
Deepwater platform supply vessels	3	2	5	3	1	9
Towing-supply/supply vessels	—	—	—	3	1	2
Other	1	—	—	—	—	1
Total vessel commitments	4	2	5	6	2	12
Total ROV commitments	5	—	—	—	—	—
Total commitments	9	2	5	6	2	12

(In thousands)
Expected quarterly cash outlay	$137,934	98,204	97,017	114,039	47,123	149,554 (A)

(A)	The $149,554 of ‘Thereafter’ vessel construction obligations are expected to be paid out as follows: $44,323 in the fourth quarter of fiscal 2015 and $105,231 during fiscal 2016.